Intrexon Bioengineering Overview May 2019 Exhibit 99.3

Some of the statements made in this presentation are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon Intrexon’s current expectations and projections about future events and generally relate to Intrexon’s plans, objectives and expectations for the development of Intrexon’s business, discussion of anticipated clinical trials and future collaborations. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Intrexon’s strategy and overall approach to its business model and its ability to exercise more control and ownership over the development process and commercialization path; (ii) Intrexon’s ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) Intrexon's ability to successfully enter into optimal strategic relationships with its subsidiaries and operating companies that it may form in the future; (iv) actual or anticipated variations in Intrexon’s operating results; (v) actual or anticipated fluctuations in Intrexon’s competitors’ or its collaborators’ operating results or changes in their respective growth rates; (vi) Intrexon’s cash position; (vii) market conditions in Intrexon’s industry; (viii) the volatility of Intrexon’s stock price; (ix) Intrexon’s ability, and the ability of its collaborators, to protect Intrexon’s intellectual property and other proprietary rights and technologies; (x) Intrexon’s ability, and the ability of its collaborators, to adapt to changes in laws or regulations and policies; (xi) the outcomes of pending and future litigation; (xii) the rate and degree of market acceptance of any products developed by Intrexon, its subsidiaries, collaborations or joint ventures; (xiii) Intrexon’s ability to retain and recruit key personnel; (xiv) Intrexon’s expectations related to the use of proceeds from its public offerings and other financing efforts; and (xv) Intrexon’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intrexon’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intrexon’s Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. All information in this presentation is as of the date of the release, and Intrexon undertakes no duty to update this information unless required by law. Safe Harbor Statement

Diverse areas of expertise (investments across categories) Addressing real world challenges (solving unmet needs) Robust, diverse pipeline in various stages of development (hedge against timing) World-first milestones (category defining solutions) Accomplished scientists & engineers (most valued asset) Developing solutions to improve the quality of life & health of the planet Overview

Intrexon Bioengineering Leadership Lt. Gen (Ret.) Thomas P. Bostick, PhD, PE, NAE Chief Operating Officer President, Intrexon Bioengineering Extensive experience in environmental sustainability, significant leadership skills and an established track record in engineering solutions for the nation’s toughest challenges 53rd U.S. Army Chief of Engineers and the Commanding General of the U.S. Army Corps of Engineers (USACE) serving as the senior military officer overseeing and supervising most of the nation’s civil works infrastructure and military construction, hundreds of environmental protection projects, as well as managing 34,000 civilian employees and military personnel in over 110 countries around the world Thirty eight years with the U.S. Army serving in a variety of command and staff assignments both in the U.S. and abroad Special assistant to the Secretary of Veterans Affairs during his time as a White House Fellow Bachelor’s of Science degree from the U.S. Military Academy at West Point Master’s degrees in Civil Engineering and Mechanical Engineering from Stanford University Doctorate in Systems Engineering from George Washington University

Intrexon Bioengineering Elite Bovine Genetics and Embryo Production Land-based Sustainable Aquaculture Non-browning apples Microbial Production of Fuels and Chemicals Precision Genetics for Sustainable Crop Production Insect Protein for Animal Feed Self-limiting Insect Control Ag Bio Division Industrial Products Division AquaBounty Technologies, Inc. (NASDAQ: AQB) is an investment of Intrexon and Intrexon’s collaborator in aquaculture; EnviroFlight, LLC is a joint venture between Intrexon and Darling Ingredients Inc. (NYSE: DAR) Addressing global challenges across food, agriculture, environmental, and industrial fields by advancing biologically engineered solutions to improve sustainability and efficiency Portfolio of companies are leaders in their respective industries

Deep Biological Expertise Drives Solution Development We are addressing global challenges with precise control of biological systems Harnessing the power of living cells: At its core, Intrexon is a gene expression and regulation company focused on precise control of a wide collection of cells and organisms Synthetic biology rests on biology: Intrexon’s deep knowledge of biology combined with our bioinformatics and computational biology tools enables the discovery, generation, and validation of innovative products Unique toolbox two decades in the making: Intrexon’s precision engineering capabilities allow for controllable, multi-genic payload capacity of our gene programs

Highlights: Addressing Real World Needs Across Categories ANIMALS Animal Agriculture Need: Improved quality and production of beef & dairy cattle to meet demand for animal protein Solution: Elite bovine genetics and reproductive technologies Need: Vector control for disease-carrying mosquitoes Solution: Friendly™ Aedes, self-limiting mosquitoes Need: Crop protection from insect pests Solution: Self-limiting insect control platform for crop pests Insect Control Plant Agriculture PLANTS Need: Eliminate waste in food production for growers and consumers Solution: Non-browning Arctic® apples Need: More efficient plant propagation Solution: Botticelli™ high-throughput plant regeneration platform (e.g. tomato, cannabis) MICROBES Need: Efficient production of fuels and chemicals Solution: Methane Bioconversion Platform to generate high value fuels & chemicals from natural gas Industrial Chemicals/Fuels Food/Feed Need: Sustainable fish farming Solution: Land-based aquaculture with AquAdvantage® salmon Need: Demand for high quality nutritional feed for animals Solution: Black soldier fly larvae Representative list of programs to demonstrate the company’s overall strategy; not a complete list

History of World-First Milestones 1st FDA approved engineered food animal (fish) 1st engineered apple approved in U.S. and Canada 1st bioengineered insect with commercial applications 1st natural gas bioconversion with engineered methanotroph Additional first-in-class engineering of biology applications ongoing

Portfolio Snapshot

Industrial Products – Methane Bioconversion Platform (MBP) Differentiated Approach Proprietary DNA platform enables engineering of methanotrophs to produce targeted high-value fuels and chemical products through bioconversion of natural gas MBP holds the potential to transform the gas-to-liquids industry by generating valuable fuels and chemicals at a fraction of the costs of more traditional methods Biologically based process enables significantly less opex than LNG and less capex than Fischer-Tropsch Notable Achievements Building of a proprietary genetic toolbox for methanotroph engineering Producing 2,3 BDO from natural gas CH4 Methane CH3OH Methanol Methane oxidization enzyme CH2O Formaldehyde Methanol dehydrogenation enzyme C6H13O9P fructose-6-phosphate C3H4O3 Pyruvate CxHxOx Feedstock Product Methanotroph cell DNA

Okanagan Specialty Fruits – Reducing Food Waste with Non-browning Apples Differentiated Approach Non-browning Arctic® apples reduce food waste and provide benefits from growers to consumers Apples utilize RNAi technology to knock down enzyme polyphenol oxidase which causes browning Notable Achievements Okanagan Specialty Fruits’ (OSF) picked more than 2,100 bins of Arctic® apples in the 2018 harvest Select retailers are now selling fresh Arctic® sliced apples and ApBitz™ dehydrated apple snacks (also available on Amazon.com)

Oxitec – Self-limiting Insects for Vector and Crop Pest Control Differentiated Approach Targeted species-specific method to suppress wild populations of disease-carrying mosquitoes and crop-destroying insect pests 2nd generation self-limiting, male-selecting strains with better economics than prior strains, without need for large-scale production facilities Notable Achievements Two collaborative Agreements with the Bill & Melinda Gates Foundation to develop Friendly™ Anopheles targeting Anopheles mosquito strains that spread malaria Two collaborative agreements to develop self-limiting strains against significant crop pests – fall armyworm and soybean looper

Trans Ova – Elite Bovine Genetics Technology * Based on the most current Council of Dairy Cattle Breeding genomic testing results Differentiated Approach Trans Ova Genetics is the preeminent leader of bovine genetics in North America focused on continuing to expand and improve herd genetics in support of embryo sales Notable Achievements More than 575 heifers added in the last year, with two Jersey heifers ranking #2 and #9 in the world* The herd also includes 15 of the world’s 37 top Holstein bulls based on an industry accepted dairy production index

AquaBounty – Sustainable Aquaculture

Differentiated Approach

AquAdvantage® approach enables salmon to grow to market weight in half the time with one-quarter less feed in land based systems bringing productivity and environmental benefits to the aquaculture industry

Notable Achievements

- AquAdvantage® Salmon (AAS) currently distributed throughout Canada
- US FDA import alert lifted in March 2019
- Prince Edward Island 250 metric ton production facility on track for Q2 2019 completion



AquaBounty Technologies, Inc. (NASDAQ: AQB) is an investment of Intrexon and Intrexon's collaborator in aquaculture

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© 2019 Intrexon Corp. All rights reserved.

Ag Biotech – Precision Genetics for Sustainable Crop Production Differentiated Approaches Proprietary Botticelli™ non-GMO tissue culture technology designed to enable rapid production of clean plants with product consistency and reduced phytosanitary risk On-Off Florian™ gene switch technology for selective regulation of specific genes to enable “on demand” traits in plants Notable Achievements Strategic licensing agreements to advance our Botticelli™ platform for production of proprietary cannabis cultivars: With Next Green Wave for the California market With Surterra Wellness for the Florida market

EnviroFlight – Black Soldier Fly (BSF) Larvae for Animal Feed

Differentiated Approach

EnviroFlight's BSF larvae holds considerable promise as an environmentally-friendly toxin-free, sustainable source of high-value nutrients for animal feed (pets, exotic animals, poultry, fish)

Notable Achievements

- Received approval by Association of American Feed Control Officials (AAFCO) to include use in poultry diets
- Opened largest BSF larvae facility in the US in November 2018
- Facility has ability to produce 900 metric tons of product a year and is designed to scale up to 3,200 metric tons
- Commercial production underway, orders for products from new facility already accounting for ~1/3 of anticipated annual output



Maysville commercial facility





EnviroFlight, LLC is a joint venture between Intrexon and Darling Ingredients Inc. (NYSE: DAR)

ENVIROFLIGHT®

intrexon

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© 2019 Intrexon Corp. All rights reserved.

Intrexon Bioengineering Summary Accomplished non-health biotech team, operating in diverse organisms Achievements range from early discovery to regulatory approval to market acceptance of novel, bioengineered products Mature assets that are on the market or coming to market represent significant historic firsts Strong partners in place